UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective December 19, 2007, the Board of Directors of Post Properties, Inc. (the “Company”) unanimously approved an amendment to Article V of the Company’s Amended and Restated Bylaws, as amended (“Bylaws”). The amendment clarifies that the Company may issue its shares in uncertificated form, provides for the transfer of uncertificated shares and makes other conforming changes. The above summary is qualified in its entirety by reference to the full text of (1) the Company’s Bylaws as filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, (2) Amendment No. 1 to the Company’s Bylaws, as filed with the SEC as Appendix A to the Company’s 2004 proxy statement, (3) Amendment No. 2 to the Company’s Bylaws, as filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K filed on February 20, 2007 and (4) Amendment No. 3 to the Company’s Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1. The full text of each of these documents is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
3.1	Amendment No. 3 to the Bylaws, dated December 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: December 20, 2007

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: December 20, 2007

POST APARTMENT HOMES, L.P.

By: POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Index
3.1	Amendment No. 3 to the Bylaws, dated December 19, 2007.